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                                                                 EXHIBIT 10.3(6)

                                FIRST AMENDMENT
                                       TO
                             A. H. BELO CORPORATION
                      EMPLOYEE SAVINGS AND INVESTMENT PLAN
              (As Amended and Restated Effective October 1, 1989)


         A. H. Belo Corporation, a Delaware corporation (the "Company"), pursuant to authority of the Compensation Committee of the Board of Directors, adopts the following amendment to the A. H. Belo Corporation Employee Savings and Investment Plan (the "Plan").

         1. Section 3.2(a)(ii) of the Plan, relating to employer matching contributions to the Plan after 1994, is amended by the addition of the following sentence, which will appear immediately after the first sentence of such Section:

         Effective with the first payroll period beginning on or after January 1, 1997, the Participating Employers will pay to the Trustee as a matching contribution for each payroll period an amount equal to 55% of each Participant's Deferral Contributions, but only to the extent that the Participant's Deferral Contributions do not exceed 6% of the Participant's Compensation for the period.

         2. Appendix A to the Plan ("Participating Employers") is amended by the addition of the following subsidiaries of the Company, effective as of the date indicated:

                         Belo Management Services, Inc.
                            (As of January 1, 1996)

                           Belo Capital Bureau, Inc.
                            (As of January 1, 1997)

         3. Appendix A to the Plan is further amended by revising the effective date of participation by Owensboro Messenger-Inquirer, Inc. from January 5, 1996, to January 1, 1996.

           Executed at Dallas, Texas, this 7th day of January, 1997.


                                                   A. H. BELO CORPORATION




                                                   By /s/ MICHAEL J. MCCARTHY
                                                      --------------------------
                                                      Michael J. McCarthy
                                                      Title: Secretary